EXHIBIT 32.1


                               YI WAN GROUP, INC.

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Yi Wan Group, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cheng Wan Ming, President and Chief Executive Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2004 and results of operations of the Company for the three and nine months ended September 30, 2004.



                                             /s/ Cheng Wan Ming
                                             -----------------------------------
                                             Cheng Wan Ming, President and
                                             Chief Executive Officer

November 14, 2004